Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Revenue:
Management fee revenue-net	$237,233	$240,390	$457,334	$458,126
Premiums earned	53,825	54,166	107,852	107,814
Service agreement revenue	6,506	5,359	14,098	10,146

Total operating revenue	297,564	299,915	579,284	576,086

Operating Expenses:
Cost of management operations	189,939	187,232	373,093	355,172
Losses and loss adjustment expenses incurred	38,635	33,785	68,688	66,462
Policy acquisition and other underwriting expenses	12,079	12,356	26,580	24,200

Total operating expenses	240,653	233,373	468,361	445,834

Investment Income – Unaffiliated:
Investment income, net of expenses	14,603	15,934	29,603	30,402
Net realized (losses) gains on investments	(632)	9,196	152	14,693
Equity in earnings of limited
partnerships	14,058	20,645	18,200	22,756

Total investment income — unaffiliated	28,029	45,775	47,955	67,851

Income before income taxes and equity in earnings of Erie Family Life Insurance Company	84,940	112,317	158,878	198,103
Provision for income taxes	30,015	37,581	55,092	66,310
Equity in earnings of Erie Family Life Insurance Company, net of tax	1,330	1,432	1,935	2,146

Net income	$56,255	$76,168	$105,721	$133,939

Net income per share — basic
Class A common stock	$0.95	$1.21	$1.76	$2.12

Class B common stock	144.90	183.89	265.30	322.67

Net income per share — diluted	0.86	1.10	1.59	1.92

Weighted average shares outstanding

Basic:
Class A common stock	59,063,615	62,618,604	59,842,796	62,771,739

Class B common stock	2,670	2,843	2,751	2,847

Diluted shares	65,554,096	69,525,438	66,527,677	69,688,173

Dividends declared per share
Class A common stock	$0.36	$0.325	$0.72	$0.65

Class B common stock	54.00	48.75	108.00	97.50

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
MANAGEMENT OPERATIONS
Management fee revenue	$251,104	$254,381	$484,039	$484,790
Service agreement revenue	6,506	5,359	14,098	10,146

Total revenue from management operations	257,610	259,740	498,137	494,936
Cost of management operations	201,028	198,129	394,854	375,844

Income from management operations	56,582	61,611	103,283	119,092

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	53,825	54,166	107,852	107,814

Losses and loss adjustment expenses incurred	38,635	33,786	68,688	66,462
Policy acquisition and other underwriting expenses	14,861	15,450	31,524	30,192

Total losses and expenses	53,496	49,236	100,212	96,654

Underwriting gain	329	4,930	7,640	11,160

INVESTMENT OPERATIONS
Net investment income	14,603	15,934	29,603	30,402
Net realized (losses) gains on investments	(632)	9,196	152	14,693
Equity in earnings of limited
partnerships	14,058	20,645	18,200	22,756
Equity in earnings of Erie Family Life Insurance Company	1,430	1,541	2,081	2,308

Net revenue from investment operations	29,459	47,316	50,036	70,159

Income before income taxes	86,370	113,857	160,959	200,411
Provision for income taxes	30,115	37,689	55,238	66,472

Net income	$56,255	$76,168	$105,721	$133,939

Net income per share – Class A basic	$0.95	$1.21	$1.76	$2.12

Net income per share – Class B basic	144.90	183.89	265.30	322.67

Net income per share — diluted	0.86	1.10	1.59	1.92

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	65,554	69,525	66,528	69,688

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

Management believes that investors’ understanding of the Company’s performance is enhanced by the disclosure of the following non-GAAP financial measure. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

The Company uses operating income to evaluate the results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes of the Company. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the periods ended June 30, 2006 and 2005:

	Three months	Three months	Six months	Six months
	ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$56,666	$70,191	$105,622	$124,389
Net realized (losses) gains on investments	(632)	9,196	152	14,693
Income tax benefit (expense) on realized (losses) gains	221	(3,219)	(53)	(5,143)

Realized (losses) gains, net of income tax benefit (expense)	(411)	5,977	99	9,550

Net income	$56,255	$76,168	$105,721	$133,939

	Three months	Three months	Six months	Six months
	Ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Per Share Information – Diluted
Operating income	$0.87	$1.01	$1.59	$1.79
Net realized (losses) gains on investments	(0.01)	0.13	0.00	0.21
Income tax benefit (expense) on realized (losses) gains	0.00	(0.04)	0.00	(0.08)

Realized (losses) gains, net of income tax benefit (expense)	(0.01)	0.09	0.00	0.13

Net income	$0.86	$1.10	$1.59	$1.92

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	June 30	December 31
	2006	2005
	(Unaudited)
ASSETS
Investments
Fixed maturities	$792,352	$972,210
Equity securities
Preferred stock	137,667	170,773
Common stock	103,117	95,561
Other invested assets	203,616	158,044

Total investments	1,236,752	1,396,588
Cash and cash equivalents	15,711	31,666
Equity in Erie Family Life Insurance Company	51,267	55,843
Premiums receivable from policyholders	263,199	267,632
Receivables from affiliates	1,172,051	1,176,419
Other assets	170,867	173,113

Total assets	$2,909,847	$3,101,261

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,016,943	$1,019,459
Unearned premiums	449,092	454,409
Other liabilities	320,265	348,791

Total liabilities	1,786,300	1,822,659
Total shareholders’ equity	1,123,547	1,278,602

Total liabilities and shareholders’ equity	$2,909,847	$3,101,261

Book value per share	$17.47	$18.81

Shares outstanding	64,298	67,962

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months	Six months	Six months
	ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	2006	2005	2006	2005
(Dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Direct underwriting results
Direct written premium	$1,019,005	$1,066,447	$1,961,773	$2,038,273

Premiums earned	988,196	1,012,644	1,972,025	2,003,927
Loss and loss adjustment expenses incurred	703,672	604,506	1,226,162	1,178,558
Policy acquisition and other underwriting expenses	283,868	293,506	585,342	564,119

Total losses and expenses	987,540	898,012	1,811,504	1,742,677

Direct underwriting income	656	114,632	160,521	261,250

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	4,455	5,518	5,144	1,899
Assumed involuntary	17,366	(5,383)	7,071	(13,172)
Ceded	2,412	8,177	9,610	12,024

Nonaffiliated reinsurance underwriting gain (loss)	19,409	(8,042)	2,605	(23,297)

Net Underwriting Gain (SAP Basis)	$20,065	$106,590	$163,126	$237,953

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP basis)	$1,104	$5,862	$8,972	$13,088
Excess-of-loss premiums ceded to the Exchange	0	(844)	0	(1,687)
Excess-of-loss changes to (charges) recoveries under the agreement	(392)	166	(538)	(173)
SAP to GAAP adjustments	(383)	(254)	(794)	(68)

Indemnity Underwriting Gain before tax- (GAAP Basis)	$329	$4,930	$7,640	$11,160

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	69.9%	60.6%	62.5%	60.1%
Underwriting ratio	27.0	26.9	29.2	26.7
Policyholder dividends ratio	0.3	0.4	0.1	0.6

Statutory combined ratio	97.2	87.9	91.8	87.4

Adjusted combined ratio, excluding profit component	92.3	82.6	87.2	82.0
Loss ratio points from prior accident year reserve development – deficiency (redundancy)	0.3	(2.3)	(3.9)	(3.8)
Loss ratio points from salvage and subrogation recoveries collected	(1.6)	(1.4)	(2.3)	(2.2)

Total loss ratio point impact from prior accident years	(1.3)	(3.7)	(6.2)	(6.0)

Loss ratio points from catastrophes	5.8	0.4	3.2	0.5
Erie Indemnity Company
GAAP combined ratio	99.4	90.9	92.9	89.7
GAAP loss ratio points from catastrophes	5.9	0.4	3.3	0.5

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months	Six months	Six months
	ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	2006	2005	2006	2005
(In thousands)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Statutory Accounting Basis
Premiums earned	$940,026	$957,895	$1,868,434	$1,890,689
Losses and loss adjustment expenses	656,954	580,315	1,166,819	1,134,309
Insurance underwriting and other expenses	263,705	276,248	546,987	529,875

Total underwriting operations expenses	920,659	856,563	1,713,806	1,664,184

Net underwriting gain	19,367	101,332	154,628	226,505

Total investment income	77,160	395,589	203,169	551,823
Net income before federal income tax	96,527	496,921	357,797	778,328
Federal income tax expense	31,602	163,957	120,625	252,155

Net income	$64,925	$332,964	$237,172	$526,173

(In thousands)
	As of	As of
	June 30	December 31
	2006	2005
Statutory Accounting Basis
	(Unaudited)
Cash and invested assets	$8,171,760	$7,917,615
Other assets	1,175,144	1,152,648

Total assets	$9,346,904	$9,070,263

Claims and unearned premium reserves	$5,060,930	$5,058,764
Other liabilities	589,878	629,749

Total liabilities	5,650,808	5,688,513

Policyholders’ surplus	3,696,096	3,381,750

Total liabilities and policyholders’ surplus	$9,346,904	$9,070,263

Management fee revenue by major lines of business (Segment basis):

	Three months	Three months		Six months	Six months
	ended	ended		ended	ended
	June 30	June 30%		June 30	June 30%
	2006	2005	Change	2006	2005	Change
(Dollars in thousands)
Private passenger auto	$117,381	$120,285	-2.4%	$228,436	$233,143	-2.0%
Commercial auto	21,910	21,808	0.5	43,108	42,319	1.9
Homeowners	50,558	48,621	4.0	87,213	84,718	2.9
Commercial multi-peril	29,561	29,309	0.9	58,998	56,932	3.6
Workers’ compensation	20,620	22,015	-6.3	44,935	46,008	-2.3
All other lines of business	12,174	11,243	8.3	22,849	20,970	9.0

	252,204	253,281	-0.4%	485,539	484,090	0.3%
Change in allowance for management fee returned on cancelled policies	(1,100)	1,100		(1,500)	700

Management fee revenue, after changes in allowance	$251,104	$254,381	-1.3%	$484,039	$484,790	-0.2%

Management fee rate	24.75%	23.75%	4.2%	24.75%	23.75%	4.2%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	passenger	growth		growth	All other	growth	Personal	growth
Date	auto	rate	Homeowners	rate	personal lines	rate	lines	rate
06/30/2004	1,686,524	2.2%	1,347,409	4.2%	278,547	5.3%	3,312,480	3.3%

09/30/2004	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/2004	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/2005	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)

03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)

06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	All other	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	CML* lines	rate	lines	rate
06/30/2004	117,060	3.7%	209,795	4.1%	60,735	(1.9)%	87,172	4.0%	474,762	3.1%

09/30/2004	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/2004	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/2005	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0

03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2

06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3

		12-mth.
	Total All	growth
Date	Lines	rate
06/30/2004	3,787,242	3.2%

09/30/2004	3,787,053	1.8

12/31/2004	3,771,105	0.7

03/31/2005	3,758,512	(0.1)

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

12/31/2005	3,759,599	(0.3)

03/31/2006	3,761,500	0.1

06/30/2006	3,781,558	0.4

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	passenger	CML*		multi-	Workers'	All other
Date	auto	auto	Homeowners	peril	comp.	lines	Total All lines
06/30/2004	90.7%	89.0%	88.4%	86.7%	86.7%	86.8%	89.2%

09/30/2004	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/2004	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/2005	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6

03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8

06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0

CML* = Commercial

Average premium per policy for Property and Casualty insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	passenger	growth		growth	personal	growth	Total Personal	growth
Date	auto	rate	Homeowners	rate	lines	rate	lines	rate
06/30/2004	$1,158	7.4%	$510	19.4%	$328	13.9%	$824	9.9%

09/30/2004	1,175	6.6	531	18.8	336	12.0	841	9.2

12/31/2004	1,190	6.1	546	17.4	347	11.9	855	8.5

03/31/2005	1,193	4.3	552	13.8	347	8.4	858	6.3

06/30/2005	1,186	2.4	549	7.6	346	5.5	851	3.3

09/30/2005	1,179	0.3	546	2.8	347	3.3	846	0.6

12/31/2005	1,174	(1.3)	543	(0.5)	348	0.3	841	(1.6)

03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)

06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		growth		growth	All other	growth	CML*	growth
Date	CML* auto	rate	Workers’ Comp.	rate	CML* lines	rate	lines	rate
06/30/2004	$2,746	5.3%	$5,438	10.1%	$1,646	6.1%	$2,403	6.0%

09/30/2004	2,766	4.5	5,641	10.6	1,674	6.0	2,443	5.8

12/31/2004	2,790	4.2	5,820	12.8	1,706	7.6	2,487	6.9

03/31/2005	2,799	3.1	6,004	13.6	1,720	6.2	2,513	6.2

06/30/2005	2,780	1.2	6,102	12.2	1,708	3.8	2,503	4.2

09/30/2005	2,789	0.8	6,104	8.2	1,694	1.2	2,490	1.9

12/31/2005	2,781	(0.3)	6,212	6.7	1,705	(0.1)	2,501	0.6

03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)

06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)

		12-mth.
	Total All	growth
Date	lines	rate
06/30/2004	$1,022	8.7%

09/30/2004	1,042	8.1

12/31/2004	1,060	8.1

03/31/2005	1,066	6.4

06/30/2005	1,061	3.8

09/30/2005	1,055	1.2

12/31/2005	1,052	(0.8)

03/31/2006	1,044	(2.1)

06/30/2006	1,026	(3.3)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three months	Three months ended	Six months	Six months
	ended	June 30	ended	ended
	June 30	2005	June 30	June 30
	2006	—	2006	2005

Private passenger auto	96.0%	90.2%	91.8%	89.5%
Homeowners	102.0%	68.3%	87.3%	67.8%
Other personal lines	94.3%	51.0%	84.3%	62.2%
Total personal	97.6%	83.1%	90.3%	82.8%
Commercial multi-peril	93.1%	73.9%	87.3%	66.8%
Commercial auto	79.3%	80.6%	78.6%	80.4%
Workers’ compensation	94.0%	98.6%	77.8%	90.6%
Other commercial lines	90.3%	45.6%	75.1%	57.3%
Total commercial	89.4%	81.3%	81.4%	76.9%
Grand total-direct business only•	95.1%	82.6%	87.6%	81.1%

• The adjusted statutory combined ratio removes the profit component of the management fee earned by the Company.